EXHIBIT 10.1

                              EXECUTIVE EMPLOYMENT
                             AND SEVERANCE AGREEMENT


         THIS EXECUTIVE EMPLOYMENT AND SEVERANCE AGREEMENT (the "AGREEMENT") is executed as of the 7th day of October, 1997, by and between InterAmericas Communications Corporation, a Texas corporation (hereinafter referred to as the "COMPANY"), and Patricio E. Northland (hereinafter referred as the "EXECUTIVE").

                                   WITNESSETH:

         WHEREAS, the Company desires to assure itself of the benefit of the Executive's efforts and services for a period of at least three years from the date hereof:

         WHEREAS, the Executive is willing to commit himself to serve the Company, on the terms and conditions herein provided;

         WHEREAS, in order to effect the foregoing, the Company and the Executive wish to enter into an employment agreement on the terms and conditions set forth below; and

         WHEREAS, this Agreement has been reviewed and approved by the Company's Compensation Committee of the Board of Directors.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto mutually covenant and agree follows:

         1.       DEFINITIONS.

         Whenever used in this Agreement, the following terms shall have the meanings set forth below:

                  (a) "ACCRUED BENEFITS" shall mean the amount payable not later than ten (10) days following any applicable date of termination of the Executive's employment with the Company pursuant to this Agreement (the "Termination Date") and which shall be equal to the sum of the following amounts:

                           (i) All salary earned or accrued through the
                  Termination Date;

                           (ii) Reimbursement for any and all monies advanced
                  concerning the Executive's employment for reasonable and necessary expenses incurred by the Executive through the Termination Date;

                           (iii) Any and all other cash benefits previously
                  earned through the Termination Date and deferred at the election of the Executive or pursuant to any deferred compensation plans then in effect;

                           (iv) The full amount of any Bonus (as defined in
                  Section 6(b)) earned by the Executive in the year preceding the year in which the termination occurs but not paid as of the Termination Date and the amount of any Bonus payable to the Executive in accordance with Section 6(b) herein as of the Termination Date with respect to the year in which termination occurs, pro rated to reflect the portion of the year in which such termination occurs during which the Executive was employed by the Company.

                           (v) All stock options which have vested or will vest
                  on or prior to the Termination Date; and


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                           (vi) All other payments and benefits to which the
                  Executive may be entitled as of the Termination Date under the terms of this Agreement (including Sections 6(c)-6(e) hereof), pro rated to reflect the portion of the year in which such termination occurs during which the Executive was employed by the Company.

                  (b) "ACT" shall mean the Securities Exchange Act of 1934;

                  (c) "BENEFICIAL OWNER" shall have the same meaning as given to that term in Rule 13d-3 of the General Rules and Regulations of the Act, provided that any pledgee of Company voting securities shall not be deemed to be the Beneficial Owner thereof prior to its disposition of, or acquisition of voting rights with respect to, such securities;

                  (d) "BOARD" shall mean the Board of Directors of the Company;

                  (e) "CAUSE" shall mean any of the following:

                           (i) The engaging by the Executive in fraudulent
                  conduct, as evidenced by a judgment, order or decree of a court or administrative agency of competent jurisdiction, in an action, suit or proceeding, whether civil, criminal, administrative or investigative, which the Board reasonably determines has or would have a material adverse impact on the Company in the conduct of the Company's business;

                           (ii) Conviction of the Executive of a felony criminal
                  offense, as evidenced by a binding judgment, order or decree of a court of competent jurisdiction, which the Board reasonably determines has or could have a material adverse impact on the Company in the conduct of the Company's business;

                           (iii) Willful refusal by the Executive to perform the
                  Executive's material duties or responsibilities (unless significantly changed without the Executive's consent); or

                           (iv) Gross Negligence by the Executive in performing
                  the Executive's material duties or responsibilities (unless significantly changed without the Executive's consent)

         Notwithstanding the foregoing, Cause shall not exist under Sections 1
(e)(iii) or (iv) herein unless the Company furnishes written notice to the Executive of the specific offending conduct and the Executive fails to correct such offending conduct within the fifteen (15) day period commencing on the receipt of such notice.

                  (f) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time;

                  (g) "EFFECTIVE DATE" shall mean October 1, 1997, notwithstanding the date that this Agreement is executed by the parties hereto.

                  (h) "GOOD REASON" shall mean:

                           (i) The required relocation of the Executive, without
                  the Executive's consent, to an employment location which is more than seventy-five (75) miles from the Executive's employment location on the day preceding the date of this Agreement;

                           (ii) Any reduction by the Company in the compensation
                  and/or benefits (including Bonus) provided to the Executive as in effect on the Effective Date as the same may be increased from time to time after the Effective Date;

                           (iii) The removal of the Executive from or any
                  failure to elect the Executive to any of the positions to be held by the Executive pursuant to this Agreement except in the
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                  event that such removal or failure to reelect is related to termination by the Company of the Executives employment for Cause or by reason of death, Disability (as hereinafter defined) or voluntary retirement;

                           (iv) Breach or violation of any material provision of
                  this Agreement by the Company;

                           (v) The assignment to the Executive of duties,
                  responsibilities or authority that is materially inconsistent with Sections 4(a) and 4(b) hereof; or

                           (vi) A material breach by the Company of the
                  representation or warranty of the Company set forth in Sections 6(e) hereof.

                  (i) "NOTICE OF TERMINATION" shall mean the notice described in
Section 14 herein;

                  (j) "PERSON" shall mean any individual, partnership, joint venture, association, trust, corporation or other entity (including a "group" as defined in Section 13 (d)(3) of the Act), other than an employee benefit plan of the Company or an entity organized, appointed or established pursuant to the terms of any such benefit plan;

                  (k) "TERMINATION PAYMENT" shall mean the payment described in
Section 13 herein;

         2.       EMPLOYMENT.

         The Company hereby agrees to employ the Executive and the Executive hereby agrees to serve the Company, on the terms and conditions set forth herein.

         3.       TERM.

         The employment of the Executive by the Company pursuant to the provisions of this Agreement shall be for a period of three years commencing on the Effective Date and end on the third anniversary thereof. Such period is hereinafter defined as the "Employment Term."

         4.       POSITIONS AND DUTIES.

                  (a) The Executive shall serve as Chairman of the Board, President and Chief Executive Officer of the Company. In connection with the foregoing positions, the Executive shall have such duties, responsibilities and authority as may from time to time be assigned to the Executive by the Board, provided such duties, responsibilities and authority are of a nature customarily assigned to directors and chief executive officers of companies similar in size and structure to the Company. The Executive shall devote substantially the entire Executive's working time and reasonable efforts to the business and affairs of the Company.

                  (b) The Executive shall have the authority to do or to delegate to another executive officer of the Company or any subsidiary of the Company the following, provided, however, the Executive Committee or the Board of Directors must approve those items exceeding $250,000 in total:

                           (i) Approve budgets, cash flow plans and schedules
                  and any amendments thereto;

                           (ii) Enter into or materially amending any contract
                  for the sale, lease, exchange or other disposition of any portion of the property or assets of the Company other than in the ordinary and normal course of business, including, without limitation, any lease, or contract for the disposition of any real property;

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                           (iii) Approve all employment contracts, employee
                  benefit plans, parameters for collective bargaining and other material labor agreements, if any, fundamental personnel policies and all material amendments thereto;

                           (iv) Appoint all officers of subsidiaries of the
                  Company, subject to compliance with applicable local laws and regulations. Such appointment will include consultation with the Company's Board of Directors;

                           (v) Approve the Company's operating and expansion
                  program, cash flow plans and schedules and any amendments thereto;

                           (vi) Commence, terminate or settle any claim or
                  lawsuit or other legal action or arbitral or administrative proceeding, after obtaining any required approval of the Executive Committee;

                           (vii) Incur indebtedness not in excess of $250,000 in
                  aggregate principal amount at any one time outstanding;

                           (viii) Provide or acquire all materials, supplies,
                  machinery, equipment and services required for the Company and disposing of the same in the ordinary course of business;

                           (ix) Procure from outside experts and consultants all
                  legal, accounting, and other professional services required by the Company;

                           (x) Hire, or allocate from its own personnel, all
                  executives, managers and employees required for the operation of the business of the Company, including the selection, terms of employment and termination thereof, rights of compensation and the supervision, direction, training and assignment of duties of all employees;

                           (xi) Prepare and file all reports, returns and
                  notices required to be filed by the Company;

                           (xii) Secure and maintain adequate liability and
                  property insurance, in accordance with good industry practice, covering the insurable risks of the Company;

                           (xiii) Open and maintain such bank accounts in the
                  Company's name as the Executive shall deem appropriate, with funds authorized to be withdrawn therefrom upon signature of such Executive, Executive Committee or Board of Directors as the Executive shall deem appropriate;

                           (xiv) Take any action contemplated to be taken under
                  the Indenture relating to the Company's offering of Units through UBS Securities or any type of financing;

                           (xv) Take any other action that may be authorized by
                  the Board of Directors; and;

                           (xvi) Represent, direct and manage all of the
                  affiliates and or subsidiaries of the Company, subject to compliance with applicable laws and regulations.

                  (c) The Executive shall report to the Board of Directors.

         5.       PLACE OF PERFORMANCE.

         In connection with the Executive's employment by the Company, the Executive shall be based in Miami, Florida, except for required travel on Company business.

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         6.       COMPENSATION AND RELATED MATTERS.

         During the Employment Term, the Company shall pay or provide to the Executive the following compensation and other benefits:

                  (a) Upon execution of this Agreement, (i) the Executive shall be paid a signing bonus of $250,000; (ii) all of the 1,000,000 options to purchase the Company's Common Stock par value $.001 per share ("Common Stock") granted to the Executive under his prior employment agreement with the Company shall vest and become immediately exercisable (iii) the Executive shall receive 600,000 shares of Common Stock (the "Incentive Shares"); and (iv) the Executive shall be granted an option (the " Option") to purchase 600,000 shares of the Company's Common Stock. One-third of the Option may be exercised, in whole or in part, upon the signing of this Agreement and shall represent the right to purchase 200,000 shares of Common Stock; one-third of the Option shall vest one year after the signing of this Agreement and shall represent the right to purchase 200,000 shares of Common Stock; and one-third of the Option shall vest two years after the signing of this Agreement and shall represent the right to purchase 200,000 shares of Common Stock. All shares of Common Stock subject to the Option may be purchased at a price of $2.13 per share, subject to adjustment as set forth in an Option Agreement between the Company and the Executive. The Option shall expire ten (10) years from the date hereof (the "EXPIRATION DATE"), and must be exercised, if at all, in whole or in part on or before the Expiration Date; PROVIDED HOWEVER, that upon the termination of the Executive's employment hereunder for Cause, Disability or death or upon the Executive's voluntary resignation as an employee of the Company prior to the expiration of the Employment Term for any reason other than Good Reason, any portion of the Option which has not vested prior to such termination or resignation shall be canceled and shall no longer be exercisable; and PROVIDED FURTHER, that the entire Option shall vest on (a) upon the termination of the Executive's employment for any reason other than "Cause", Disability or death, and (b) upon the voluntary termination of employment by Executive for "Good Reason". The Option Agreement will be in substantially the form of Exhibit "1" attached hereto. The Company shall use its best efforts to provide assistance to cause a loan to be provided to the Executive in an amount which represents his estimated income tax liability resulting from the issuance of the Incentive Shares, through an investment banker or other third party, if available, or from the Company, if such other entities are unwilling to make such a loan.

                  (b) The Company shall pay to the Executive an annualized base salary at a rate of (i) $350,000 during the first year of the Employment Term, (ii) $400,000 during the second year of the Employment Term and (iii) $450,000 during the third year of the Employment Term. All payments of base salary shall be made in equal installments as nearly as practicable on the fifteenth and last days of each month, in arrears. The Executive's base salary may be increased above the foregoing amounts at the discretion of the Board of Directors.

                  (c) The Executive shall be entitled to receive an annual performance award (a "Bonus"), as determined by the Board of Directors in its reasonable discretion, not to exceed the Executive's prevailing annual base salary, based upon the fulfillment of the Executive's duties as specified in Section 4(b) hereof and the achievement of certain performance criteria (the "Performance Criteria"). Within 60 days prior to the end of each fiscal year of the Company during the Term, the Compensation Committee shall provide a description of the Performance Criteria to the Executive for the ensuing year of the Term. Any Bonus earned by the Executive pursuant to this Section 6(b) shall be paid to the Executive by March 31 of each year based on the performance of the Executive during the preceding year and shall be prorated for any partial years of employment. The Executive shall also be compensated for Incremental Revenues generated during the term of this Agreement. Incremental Revenues shall be defined as the increase in revenues earned by the Company in any fiscal year relative to the prior fiscal year. The Revenue Performance Award shall be paid as follows: (a) In March 1998, the Executive shall be paid 2.5% of the Incremental Revenues generated in the 1997 fiscal year, (b) in March 1999, the Executive shall be paid 2.0% of the Incremental Revenues generated in the 1998 fiscal year, and (c) in

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         March 2000, the Executive shall be paid 1.5% of the Incremental
         Revenues generated in the 1999 fiscal year. The Incremental Revenues upon which the Revenue Performance Award is calculated shall only be calculated for the immediately preceding fiscal year, and shall not be cumulative over the term of this Agreement. In addition, the 1997 revenues of Iusatel Chile S.A. shall not be considered for purposes of determining the Incremental Revenues of the Company under this Agreement.

                  (d) During the Employment Term, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in performing services hereunder, including, but not limited to, all expenses of travel, entertainment and living expenses while away from home on business or at the request of and in the service of the Company, provided that such expenses are incurred and accounted for in accordance with the policies and procedures presently established by the Company;

                  (e) The Executive hereby is granted an additional option (the "Additional Option") to purchase 300,000 shares of the Company's Common Stock. The Additional Option may be exercised, in whole or in part, subject to the following sentence, in accordance with the following vesting schedule: (i) one-third of the Additional Option shall vest immediately upon the signing this Agreement and shall represent the right to purchase 100,000 shares of Common Stock at $4.00 per share;
         (ii) one-third of the Additional Option shall vest one year after the signing of this Agreement and shall represent the right to purchase 100,000 shares of Common Stock at $6.00 per share; and (iii) one-third of the Additional Option shall vest two years after the signing of this Agreement and shall represent the right to purchase 100,000 shares of Common Stock at $8.00 per share. The Additional Option shall expire on the Expiration Date, and must be exercised, if at all, in whole or in part, on or before the Expiration Date; PROVIDED HOWEVER, that upon the termination of the Executive's employment hereunder for Cause, Disability or death or upon the Executive's voluntary resignation as an employee of the Company prior to the expiration of the Employment Term for any reason other than Good Reason, any portion of the Option which has not vested prior to such termination or resignation shall be canceled and shall no longer be exercisable; and PROVIDED FURTHER, that the entire Option shall vest on (a) upon the termination of the Executive's employment for any reason other than "Cause" Disability or death, and (b) upon the voluntary termination of employment by Executive for "Good Reason". The Option Agreement will be in substantially the form of Exhibit "2" attached hereto

                  (f) The Executive shall be entitled to four weeks paid vacation in each calendar year, and to compensation in respect of earned but unused vacation days, determined in accordance with the Company's vacation plan or policy. The Executive shall also be entitled to all paid holidays provided by the Company to its executive officers;

                  (g) The Company shall furnish the Executive with office space and such other facilities and services as shall be suitable to the Executive's position and adequate for the performance of the Executive's duties as set forth in Section 4 herein.

                  (h) The Executive shall be provided with major medical, hospitalization, and dental insurance and other benefits upon terms and conditions similar to those provided to the Company's other executive officers.

                  (i) The Executive shall be provided with disability insurance and life insurance in an amount that will not exceed annual premium payments by the Company of $25,000.00.

                  (j) The Executive shall be provided a car allowance not to exceed $1,000 per month.

                  (k) The Executive shall be allowed to participate in a 401K retirement program that provides a Company contribution that is equal to the maximum amount permitted by law.

         7.       OFFICES.

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         The Executive agrees to serve without additional compensation, if elected or appointed thereto, as a member of the Board of Directors or any subsidiary of the Company; provided, however, that the Executive shall be indemnified for serving in any and all such capacities on a basis no less favorable than is currently provided in the Company's bylaws.

         8.       TERMINATION AS A RESULT OF DEATH.

         If the Executive shall die during the term of this Agreement, the Executive's employment shall terminate on the Executive's date of death and the Executive's surviving spouse, or the Executive's estate if the Executive dies without a surviving spouse, shall be entitled to the applicable Termination Payment as defined in Section 13(a) and all Accrued Benefits.

         9.       TERMINATION FOR DISABILITY.

         If, as a result of physical or mental disability, the Executive shall have been unable to perform the Executive's duties hereunder on a full-time basis for ninety consecutive days or 180 days in any 360 day period (a "Disability"), the Company may terminate the Executive's employment subject to
Section 14 herein. During the term of the Executive's Disability prior to termination, the Executive shall continue to receive all salary and benefits payable under Section 6 herein, including participation in all employee benefit plans, programs and arrangements in which the Executive was entitled to participate immediately prior to the terms and provisions of such plans, programs, and arrangements. In the event that the Executive's participation in any such plan, program or arrangement is barred as the result of such Disability, the Executive shall be entitled to receive an amount equal to the contributions, payments, credits or allocations which would have been paid by the Company to the Executive, to the Executive's account or on the Executive's behalf under such plans, programs and arrangements. In the event the Executive's employment is terminated on account of the Executive's Disability in accordance with this Section 9, the Executive shall receive the Executive's Accrued Benefits as of the Termination Date and shall remain eligible for all benefits provided by any long-term disability programs of the Company in effect at the time of such termination. Upon termination for Disability, the Executive shall be entitled to the Termination Payment as defined in Section 13(a) and all Accrued Benefits.

         10.      TERMINATION FOR CAUSE.

         If the Executive's employment with the Company is terminated by the Company for Cause, subject to the procedures set forth in Section 14 herein, the Executive shall not be entitled to receipt of any Termination Payment, but shall be entitled to receive all Accrued Benefits (other than any prorated Bonus pursuant to Section 6(b) hereof).

         11.      OTHER TERMINATION BY COMPANY OR BY THE EXECUTIVE.

         If the Executive's employment with the Company is terminated by the Company other than by reason or death, Disability or Cause, or if the Executive terminates his employment with the Company for Good Reason, subject to the procedures set forth in Section 14 herein, the Executive (or in the event of the Executive's death following the Termination Date, the Executive's surviving spouse or the Executive's estate if the Executive dies without a surviving spouse) shall receive the applicable Termination Payment as defined in Section 13(b) and the Accrued Benefits.

         12.      VOLUNTARY TERMINATION BY EXECUTIVE.

         Provided that the Executive furnishes thirty (30) days prior written notice to the Company, the Executive shall have the right to voluntarily terminate this Agreement at any time. If the Executive's voluntary termination is without Good Reason, the Executive shall receive the Executive's Accrued Benefits as of the Termination Date (other than any prorated Bonus pursuant to Section 6(b) hereof) and shall not be entitled to any Termination Payment.

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         13.      TERMINATION PAYMENT.

                  (a) If the Executive's employment is terminated as a result of death or Disability, the lump sum Termination Payment payable to the Executive shall be equal to 100% of the Executive's then current annual base salary;

                  (b) If the Executive's employment is terminated by the Executive for Good Reason or by the Company for any reason other than death, Disability or Cause, the lump sum Termination Payment payable to the Executive shall be equal to the greater of (i) 100% of the Executive's then current annual base salary or (ii) the aggregate amount of base salary to be paid to the Executive for the remainder of the Employment Term.

                  (c) If any portion of the Termination Payment is determined to constitute a "parachute payment" (as defined in Section 280G of the Code), the Executive hereby agrees to pay any excise tax imposed on such portion of the Termination Payment by Section 4999 of the Code and the Company hereby acknowledges and agrees that such portion of the Termination Payment will not be deductible to the Company pursuant to Section 280G of the Code.

                  (d) The Termination Payment shall be payable in a lump sum not later than ten (10) days following the Executive's Termination Date. Any present value or similar factor shall not reduce such lump sum payment. Further, the Executive shall not be required to mitigate the amount of such payment by securing other employment or otherwise and such payment shall not be reduced due to the Executive securing other employment or for any other reason.

         14.      TERMINATION NOTICE AND PROCEDURE.

         Any termination by the Company or the Executive of the Executive's employment during the Employment Term shall be communicated by written Notice of Termination to the Executive if such Notice of Termination is delivered by the Company and to the Company if such Notice of Termination is delivered by the Executive, all in accordance with the following procedures:

                  (a) The Notice of Termination shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances alleged to provide a basis for termination. In the event of a termination claimed by the Company pursuant to Section 1(e)(iii) or (iv) hereof and the Executive notifies the Company that a dispute exists concerning the termination within the fifteen (15) day period following the cure period specified in Section 1(e) hereof, the Executive shall continue to receive 50% of the Executive's base salary and all other benefits to which he is entitled to receive hereunder until the earlier of (i) 60 days following such termination or (ii) resolution of such dispute in accordance with Section 16 hereof. If such dispute is resolved in favor of the Executive, the Company shall immediately pay the Executive the remainder of the base pay that was not paid to the Executive during the pendency of the dispute. If at any time during the pendency of such dispute the Company fails to pay and provide such base salary and benefits to the Executive in a timely manner the Company shall be deemed to have automatically waived whatever rights it then may have had to terminate the Executive's employment for "cause."

                  (b) Any Notice of Termination by the Company shall be approved by a resolution duly adopted by a majority of the directors of the Company then in office;

                  (c) If the Executive shall in good faith furnish a Notice of Termination for Good Reason and the Company notifies the Executive that a dispute exists concerning the termination within the fifteen (15) day period following the Company's receipt of such notice, the Executive shall continue the Executive's employment during such dispute. If it is thereafter determined that (i) Good Reason did exist, the Executive's Termination Date shall be deemed to be the date on which the dispute is finally determined, either by mutual written agreement of the parties or pursuant to Section 16 herein or (ii) Good Reason did not exist, the employment of the Executive

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         shall continue after such determination as if the Executive had not delivered the Notice of Termination asserting Good Reason;

                  (d) If the Executive gives notice to terminate his employment for Good Reason and a dispute arises as to the validity of such termination, and the Executive does not continue his employment during such dispute, and it is finally determined that the reason for termination set forth in such Notice of Termination did not exist, if such notice was delivered by the Executive, the Executive shall be deemed to have voluntarily terminated the Executive's employment other than for Good Reason.

         15.      NON-COMPETE.

         A) The Executive hereby agrees that during the term of this Agreement and for the period of six months from the Executive's Termination Date or the termination of this Agreement (other than termination upon the expiration of the Employment Term) that the Executive will not:

                  (i) Within any jurisdiction or marketing area in the United States or Latin America in which the Company or any subsidiary thereof is doing business, own, manage, operate or control any business of the type and character engaged in the telecommunications industry and competitive with the Company or any subsidiary thereof. For purposes of this paragraph, ownership of securities of not in excess of five percent (5%) of any class of securities of a public company shall not be considered to be competition with the Company or any subsidiary thereof in the telecommunications industry; or

                  (ii) Within any jurisdiction or marketing area in the United States or Latin America in which the Company or any subsidiary thereof is doing business, act as, or become employed as, an officer, director, employee, consultant or agent of any business of the type and character engaged in and competitive with the Company or any of its subsidiaries in the telecommunications industry; or

                  (iii) Solicit the business of or sell any products to any company in the United States or Latin America, which is as of the date hereof, a customer or client of the Company or any of its subsidiaries, or was such a customer or client thereof WITHIN two years prior to the date of this Agreement if such solicitation or sale results in competition to the Company; or

                  (iv) Solicit the employment of, or hire, any full time employee employed by the Company or its subsidiaries as of the date of termination of this Agreement.

         B) Notwithstanding anything in this Agreement to the contrary the Executive shall be entitled to continue receive his base salary as provided in section 6(b) hereof during the period in which the Executive is restricted from acting pursuant to section 15(a) hereof. Furthermore, the Company recognizes and agrees that the Executive is a 50% shareholder and Director in Northland Communications, Inc., a company which provides Internet-related services, and that such involvement shall not be deemed to constitute a conflict of interest with the Executive's responsibilities to the Company or to otherwise violate the provisions of this section 15.

         16.      ARBITRATION.

         All claims, disputes and other matters in question between the parties arising under this Agreement, shall, unless otherwise provided herein, be decided by arbitration in Miami, Florida in accordance with the Model Employment Arbitration Procedures of the American Arbitration Association (including such procedures governing selection of the specific arbitrator or arbitrators), unless the parties mutually agree otherwise. Within 30 days of the selection of the arbitrator, the Executive and the Company shall meet in Miami, Florida, with the arbitrator at a place and time designated by the arbitrator after consultation with the parties and present their respective positions on the dispute. Each party shall

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have no longer than two (2) days to present its position and the entire proceeding before the arbitrator shall be no more than five (5) consecutive days in duration. The arbitrator's award, which may include attorneys' fees, shall be rendered within ten (10) days following the completion of the proceedings. The arbitrator's decision shall be in writing and shall state the reasoning on which the award rests unless the parties agree otherwise. Florida law shall govern all aspects of the relationship and the arbitration, including the applicable statutes of limitation and excluding its rules concerning conflicts of law. The Company shall pay the costs of any such arbitration. The award by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any state or Federal court having jurisdiction thereof.

         17.      ATTORNEYS' FEES.

         In the event that either party hereunder institutes any legal proceedings in connection with its rights or obligations under this Agreement, the prevailing party in such proceeding shall be entitled to recover from the other party, all costs incurred in connection with such proceeding, including reasonable attorneys' fees, together with interest thereon from the date of demand at the rate of twelve percent (12%) per annum.

         18.      SUCCESSORS.

         This Agreement and all rights of the Executive shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, estates, executors, administrators, heirs and beneficiaries. In the event of the Executive's death, all amounts payable to the Executive under this Agreement shall be paid to the Executive's surviving spouse, or the Executive's estate if the Executive dies without a surviving spouse. This Agreement shall inure to the benefit of, be binding upon and be enforceable by, any successor surviving or resulting corporation or other entity to which all or substantially all of the business and assets of the Company shall be transferred whether by merger, consolidation, transfer or safe.

         19.      ENFORCEMENT.

         The provisions of this Agreement shall be regarded as divisible, and if any of said provisions or any part hereof are declared invalid or unenforceable by a court of competent jurisdiction, the validity and enforceability of the remainder of such provisions or parts hereof and the applicability thereof shall not be affected thereby

         20.      AMENDMENT OR TERMINATION.

         This Agreement may not be amended or terminated during its term as specified above except by written instrument executed by the Company and the Executive.

         21.      ENTIRE AGREEMENT.

         This Agreement, in conjunction with the Executive's rights under any general employee benefit program, sets forth the entire agreement between the Executive and the Company with respect to the subject matter hereof, and supersedes all prior oral or written agreements, negotiations, commitments and understandings with respect thereto.

         22.      WITHHOLDING.

         The Company shall be entitled to withhold from amounts to be paid to the Executive under this Agreement any federal, state or local withholding or other taxes or charges which it is from time to time required to withhold in connection with this Agreement or in connection with any plan or arrangement in which the Executive is a participant. The Executive shall also be required to pay to the Company such amount of cash as shall be necessary to satisfy such withholding or other taxes or charges to the extent that the amounts to be withheld from the Executive under this Agreement are insufficient therefor. The

Company shall be entitled to rely on an opinion of counsel if any question as to the amount or requirement of any such withholding shall arise.

         23.      VENUE; GOVERNING LAW.

         This Agreement and the Executive's and Company's respective rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to the provisions, principles, or policies thereof relating to choice or conflict laws.

         24.      NOTICE.

         Notices given pursuant to this Agreement shall be in writing and shall be deemed given when received, and if mailed, shall be mailed by United States registered or certified mail, return receipt requested, addressee only, postage prepaid, if to the Company, to:


         InterAmericas Communications Corporation
         1221 Brickell Avenue
         Miami, Florida 33131

Or to such other address as the Company shall have given to the Executive or, if to the Executive, to such address as the Executive shall have given to the Company in writing.

         25.      NO WAIVER.

         No waiver by either party at any time of any breach by the other party OF, or compliance with, any condition or provision of this Agreement to BE performed by the other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or any prior or subsequent time.

         26.      HEADINGS.

         The headings herein contained are for reference only and shall not affect the meaning ~ interpretation of any provision of this Agreement.

         27.      COUNTERPARTS.

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         28.      TERMINATION OF EXISTING EMPLOYMENT AGREEMENT.

         Upon the Effective Date, the existing employment agreement between the Company and the Executive shall terminate and shall be of no further force or effect.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Executive has executed this Agreement, on the date first above written.

                                        INTERAMERICAS COMMUNICATIONS CORPORATION




                                        /S/ DOUGLAS G. GEIB II
                                        ----------------------------------------
                                        Douglas G. Geib II
                                        Chief Financial Officer

                                    On behalf of the Company as approved by the Board of Directors of the Company on September 9, 1997 and September 22, 1997, and as also approved by the Compensation Committee of the Board of Directors of the Company



                                                       /S/ PATRICIO E. NORTHLAND
                                                       -------------------------
                                                       Patricio E. Northland

                             STOCK OPTION AGREEMENT


         THIS STOCK OPTION AGREEMENT (the "Agreement") is dated as of the 9th day of September, 1997 (the "Grant Date"), by and between INTERAMERICAS COMMUNICATIONS CORPORATION (the "Grantor") and PATRICIO E. NORTHLAND (the "Optionee").

                              W I T N E S S E T H:


         WHEREAS, in consideration of prior services and services to be rendered by the Optionee to the Grantor and certain promises made by the Optionee to the Grantor, the Grantor desires to grant the Optionee an option to purchase SIX HUNDRED THOUSAND (600,000) shares of Common Stock, par value $.001 per share ("Common Stock"), of the Grantor, upon the terms and subject to the conditions hereinafter set forth.

         NOW, THEREFORE, the Grantor hereby agrees, for the benefit of the Optionee, as follows:

         SECTION 1. GRANT OF OPTION. Subject to the provisions of this Agreement, the Grantor hereby grants to the Optionee a non-qualified stock option (the "Option") (subject to Section 7 hereof) to purchase from the Grantor SIX HUNDRED THOUSAND (600,000) shares of Common Stock (after the exercise of the Option and the acquisition of the shares, the "Option Shares"), at the price of $2.13 per whole share (the "Option Price").

         SECTION 2. EXERCISE OF OPTION.

                  (a) VESTING SCHEDULE. The Option may be exercised in whole or in part, in accordance with the following vesting schedule: (i) 1/3 of the Option shall vest immediately upon the signing of this Agreement; (ii) 1/3 of the Option shall vest one year after the signing of this Agreement, (iii) 1/3 of the Option shall vest two years after the singing of this Agreement. The Option shall expire on the tenth anniversary hereof (the "Expiration Date"), unless sooner terminated as set forth herein,

                  (b) METHOD OF EXERCISE. The Option is exercisable by the Optionee's delivering to the Grantor a written notice specifying the number of the Option Shares that the Optionee wishes to purchase pursuant to the Option and tendering the Option Price multiplied by the number of such Option Shares. The Option Price of any Option Shares purchased shall be paid in cash, by certified or official bank check or by money order. The Optionee shall be deemed to be a holder of the Option Shares immediately upon, and to the extent of, the exercise of this Option as set forth above.

                  (c) NUMBER OF SHARES EXERCISABLE. Each exercise of an Option hereunder shall reduce the total number of Option Shares that may thereafter be purchased under this Option.

         SECTION 3. SHARE CERTIFICATES. Upon each exercise of the right to purchase Option Shares pursuant to this Option, the Grantor shall cause one or more stock certificates evidencing the Optionee's ownership of the Option Shares to be issued to the Optionee. A legend in substantially the form set forth below shall be placed upon each stock certificate representing the Option Shares:

                  "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act"), or the securities laws of any state or other jurisdiction, including the Florida Securities Act, and are restricted securities as that term is defined under Rule 144 promulgated under the Act. These shares may not be sold, transferred, pledged, hypothecated or otherwise disposed of in any manner (a "Transfer") unless they are registered under the Act and the securities laws of all applicable states and other jurisdictions or unless the request for Transfer is accompanied by a favorable opinion of counsel satisfactory to the issuer, stating that such Transfer will not result in a violation of such laws."

         SECTION 4. ANTI-DILUTION PROVISIONS.

                  (a) ADJUSTMENT FOR RECAPITALIZATION. If the Grantor shall at any time subdivide its outstanding shares of Common Stock by recapitalization, reclassification or split-up thereof, or if the Grantor shall declare a stock dividend or distribute shares of Common Stock to its stockholders, the number of Option Shares then subject to this Option immediately prior to such subdivision shall be proportionately increased and the exercise price shall be proportionately decreased, and if the Grantor shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of option shares then subject to this Option immediately prior to such combination shall be proportionately decreased and the exercise price shall be proportionately increased. Any such adjustments pursuant to this Section 4(a) shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution then the effective date for such adjustment based thereon shall be the record date therefor.

                  (b) ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case of any reorganization of the Grantor or in case the Grantor shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Optionee upon the exercise of this Option at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the Option Shares issuable upon the exercise of this Option prior to such consummation, the securities or property to which the Optionee would have been entitled upon such consummation if the Optionee had exercised this Option immediately prior thereto; in each such case, the terms of this Option shall be applicable to the securities or property receivable upon the exercise of this Option after such consummation.

                  (c) NO ADJUSTMENT FOR STOCK ISSUANCES. Except as otherwise expressly provided herein, the issuance by the Grantor of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with the direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Grantor convertible into such shares or other securities, shall not affect this Option, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Option Shares then subject to this Option.

                  (d) NO EFFECT ON CORPORATE ACTIONS. Without limiting the generality of the foregoing, the existence of this Option shall not affect in any manner the right or power of the Grantor to approve or the Grantor to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Grantor's capital structure or its business; (ii) any merger or consolidation of the Grantor; (iii) any issuance by the Grantor of debt securities, or preferred or preference stock that would rank above the Option Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Grantor; (v) any sale, transfer or assignment of all or any part of the assets or business of the Grantor or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

                  (e) IMMEDIATE EXERCISE OF OPTION. Unless otherwise provided herein, each outstanding Option shall become immediately fully exercisable upon the following:

                           (i) If there occurs any transaction (which shall
include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that stockholders of the Company immediately before such transaction cease to own at least 51 percent of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                           (ii) If the stockholders of the Company shall approve
a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                           (iii) If the stockholders of the Company shall
approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

         SECTION 5. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         SECTION 6. TERMINATION OF OPTION. The Option shall terminate under the following circumstances:

                  (a)      The Option shall terminate on the Expiration Date;

                  (b) The Option shall terminate three months after the Optionee's termination of employment or ceases to be a director of the Company;

                  (c) If the Optionee dies before the Option terminates pursuant to Section 6(a) or 6(b), above, the Option shall terminate on the earlier of (i) the date on which the Option would have lapsed had the Optionee lived and had his employment status (I.E., whether the Optionee was a employed on the date of his death or had previously terminated employment) remained unchanged; or (ii) 15 months after the date of the Optionee's death. Upon the Optionee's death, any exercisable Options may be exercised by the Optionee's legal representative or representatives, by the person or persons entitled to do so under the Optionee's last will and testament, or, if the Optionee shall fail to make testamentary disposition of the Option or shall die intestate, by the person or persons entitled to receive said Option under the applicable laws of descent and distribution.

         SECTION 7. APPROVAL OF STOCK OPTION PLAN. The Company intends, at its next Annual Meeting of Stockholders (the "Annual Meeting"), to submit for stockholder consideration and approval its 1997 Stock Option Plan (the "Plan"). In the event that the Plan is approved by the Company's stockholders, then this Option shall be deemed to be an Incentive Stock Option (within the meaning of the Internal Revenue Code of 1986, as amended, (the "Code") have been granted under and pursuant to the Plan. If, however, the Plan is not so approved at the Annual Meeting, then this Option shall be deemed to be a non-qualified stock option (which means any option which is not an Incentive Stock Option under the Code).

         SECTION 8. NO RIGHTS AS SHAREHOLDER. The Optionee shall have no rights as a shareholder in respect to the Option Shares as to which the Option shall not have been exercised and payment made as herein provided.

         SECTION 9. ISSUANCE OF SHARES. As a condition of any sale or issuance of Option Shares upon exercise of this Option, the Grantor may require such agreements or undertakings, if any, as the Grantor may deem necessary or advisable to assure compliance with any such applicable securities or other law or regulation including, but not limited to, the following:

                  (a) a representation and warranty by the Optionee to the Grantor, at the time this Option is exercised, that he is acquiring the Option Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Option Shares; and

                  (b) a representation, warranty and/or agreement to be bound by any legends that are, in the opinion of the Grantor, necessary or appropriate to comply with the provisions of any securities law deemed by the Grantor to be applicable to the issuance of the Option Shares and are endorsed upon the Option Share certificates.

         SECTION 10.                MISCELLANEOUS PROVISIONS.

                  (a) NOTICES. Unless otherwise specifically provided herein, all notices to be given hereunder shall be in writing and sent to the parties by certified mail, return receipt requested, to each party's respective address as set forth in the books and records of the Grantor, or to such other address as such party shall give to the other party hereto by a notice given in accordance with this Section. Except as otherwise provided in this Agreement, notice shall be effective when deposited in the United States mails properly addressed and postage prepaid. If such notice is sent other than by the United States mails, such notice shall be effective when actually received by the party being notified.

                  (b) ASSIGNMENT. This Agreement may not be assigned in whole or in part by the Optionee.

                  (c) FURTHER ASSURANCES. The Optionee shall execute and deliver such other instruments and do such other acts as may be necessary to effectuate the intent and purposes of this Agreement.

                  (d) CAPTIONS. The captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, extend or prescribe the scope of this Agreement or the intent of any of the provisions hereof.

                  (e) COMPLETENESS AND MODIFICATION. This Agreement constitutes the entire understanding between the parties hereto and supersedes all prior and contemporaneous agreements or understandings among the parties hereto concerning the grant by the Grantor to the Optionee of stock options and shall not be terminated or amended except in writing executed by each of the parties hereto.

                  (f) WAIVER. The waiver of a breach of any term or condition of this Agreement shall not be deemed to constitute the waiver of any other breach or the same or any other term or condition.

                  (g) SEVERABILITY. The invalidity or unenforceability, in whole or in part, of any covenant, promise or undertaking, or any section, subsection, paragraph, sentence, clause, phrase or word or of any provisions of this Agreement shall not affect the validity or enforceability of the remaining portions thereof.

                  (h) CONSTRUCTION. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida without regard to any conflict of law rule or principle that would result in the application of the laws of another jurisdiction.

                  (i) BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the heirs, successors, estate and personal representatives of the Optionee and the Grantor.

         IN WITNESS WHEREOF, the Grantor has executed this Agreement for the benefit of the Optionee as of the date first above written.

                                                  GRANTOR:

                                                  INTERAMERICAS COMMUNICATIONS
                                                  CORPORATION


                                                  By: /S/ DOUGLAS G. GEIB II
                                                     ---------------------------
                                                  Name: Douglas G. Geib II
                                                  Title: Chief Financial Officer

                                                  OPTIONEE:

                                                  /S/ PATRICIO E. NORTHLAND
                                                  ------------------------------
                                                  Patricio E. Northland

                                    EXHIBIT A

                    INTERAMERICAS COMMUNICATIONS CORPORATION

                                 EXERCISE NOTICE

InterAmericas Communications Corporation
2600 Douglas Road, Suite 501
Coral Gables, Florida  33134

         SECTION 1. EXERCISE OF OPTION. Effective as of today, _____________, 199__, the undersigned ("Purchaser") hereby elects to purchase __________ shares (the "Shares") of the Common Stock of InterAmericas Communications Corporation (the "Company") under and pursuant to the Stock Option Agreement dated _______________ (the "Option Agreement"). The purchase price for the Shares shall be as set forth in the Option Agreement, as adjusted.

         SECTION 2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price for the Shares (either in cash, certified or official bank check or by money order).

         SECTION 3. REPRESENTATIONS OF PURCHASER. Purchaser acknowledges that Purchaser has received, read and understood the Option Agreement and agrees to abide by and be bound by its terms and conditions.

         SECTION 4. RIGHTS AS STOCKHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option.

         SECTION 5. TAX CONSULTATION. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

         SECTION 6. ENTIRE AGREEMENT. The Option Agreement is incorporated herein by reference. This Exercise Notice and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Submitted by:                                       Accepted by:
OPTIONEE:                                           INTERAMERICAS COMMUNICATIONS
                                                    CORPORATION


By:_____________________________                    By:_________________________
                                                    Name:_______________________
                                                    Title:______________________

ADDRESS:

                             STOCK OPTION AGREEMENT


         THIS STOCK OPTION AGREEMENT (the "Agreement") is dated as of the 9th day of September, 1997 (the "Grant Date"), by and between INTERAMERICAS COMMUNICATIONS CORPORATION (the "Grantor") and PATRICIO E. NORTHLAND (the "Optionee").

                              W I T N E S S E T H:


         WHEREAS, in consideration of prior services and services to be rendered by the Optionee to the Grantor and certain promises made by the Optionee to the Grantor, the Grantor desires to grant the Optionee an option to purchase ONE HUNDRED THOUSAND (100,000) shares of Common Stock, par value $.001 per share ("Common Stock"), of the Grantor, upon the terms and subject to the conditions hereinafter set forth.

         NOW, THEREFORE, the Grantor hereby agrees, for the benefit of the Optionee, as follows:

         SECTION 1. GRANT OF OPTION. Subject to the provisions of this Agreement, the Grantor hereby grants to the Optionee a non-qualified stock option (the "Option") (subject to Section 7 hereof) to purchase from the Grantor ONE HUNDRED THOUSAND (100,000) shares of Common Stock (after the exercise of the Option and the acquisition of the shares, the "Option Shares"), at the price of $4.00 per whole share (the "Option Price").

         SECTION 2. EXERCISE OF OPTION.

                  (a) The Option may be exercised in whole or in part at any time commencing on the date hereof and ending on the tenth anniversary hereof (the "Expiration Date"), unless sooner terminated as set forth herein, by the Optionee's delivering to the Grantor a written notice specifying the number of the Option Shares that the Optionee wishes to purchase pursuant to the Option and tendering the Option Price multiplied by the number of such Option Shares. The Option Price of any Option Shares purchased shall be paid in cash, by certified or official bank check or by money order. The Optionee shall be deemed to be a holder of the Option Shares immediately upon, and to the extent of, the exercise of this Option as set forth above.

                  (b) NUMBER OF SHARES EXERCISABLE. Each exercise of an Option hereunder shall reduce the total number of Option Shares that may thereafter be purchased under this Option.

         SECTION 3. SHARE CERTIFICATES. Upon each exercise of the right to purchase Option Shares pursuant to this Option, the Grantor shall cause one or more stock certificates evidencing the Optionee's ownership of the Option Shares to be issued to the Optionee. A legend in substantially the form set forth below shall be placed upon each stock certificate representing the Option Shares:

                  "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act"), or the securities laws of any state or other jurisdiction, including the Florida Securities Act, and are restricted securities as that term is defined under Rule 144 promulgated under the Act. These shares may not be sold, transferred, pledged, hypothecated or otherwise disposed of in any manner (a "Transfer") unless they are registered under the Act and the securities laws of all applicable states and other jurisdictions or unless the request for Transfer is accompanied by a favorable opinion of counsel satisfactory to the issuer, stating that such Transfer will not result in a violation of such laws."

         SECTION 4. ANTI-DILUTION PROVISIONS.

                  (a) ADJUSTMENT FOR RECAPITALIZATION. If the Grantor shall at any time subdivide its outstanding shares of Common Stock by recapitalization, reclassification or split-up thereof, or if the Grantor shall declare a stock dividend or distribute shares of Common Stock to its stockholders, the number of Option Shares then subject to this Option immediately prior to such subdivision shall be proportionately increased and the exercise price shall be proportionately decreased, and if the Grantor shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of option shares then subject to this Option immediately prior to such combination shall be proportionately decreased and the exercise price shall be proportionately increased. Any such adjustments pursuant to this Section 4(a) shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution then the effective date for such adjustment based thereon shall be the record date therefor.

                  (b) ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case of any reorganization of the Grantor or in case the Grantor shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Optionee upon the exercise of this Option at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the Option Shares issuable upon the exercise of this Option prior to such consummation, the securities or property to which the Optionee would have been entitled upon such consummation if the Optionee had exercised this Option immediately prior thereto; in each such case, the terms of this Option shall be applicable to the securities or property receivable upon the exercise of this Option after such consummation.

                  (c) NO ADJUSTMENT FOR STOCK ISSUANCES. Except as otherwise expressly provided herein, the issuance by the Grantor of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with the direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Grantor convertible into such shares or other securities, shall not affect this Option, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Option Shares then subject to this Option.

                  (d) NO EFFECT ON CORPORATE ACTIONS. Without limiting the generality of the foregoing, the existence of this Option shall not affect in any manner the right or power of the Grantor to approve or the Grantor to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Grantor's capital structure or its business; (ii) any merger or consolidation of the Grantor; (iii) any issuance by the Grantor of debt securities, or preferred or preference stock that would rank above the Option Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Grantor; (v) any sale, transfer or assignment of all or any part of the assets or business of the Grantor or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

                  (e) IMMEDIATE EXERCISE OF OPTION. Unless otherwise provided herein, each outstanding Option shall become immediately fully exercisable upon the following:

                           (i) If there occurs any transaction (which shall
include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that stockholders of the Company immediately before such transaction cease to own at least 51 percent of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                           (ii) If the stockholders of the Company shall approve
a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                           (iii) If the stockholders of the Company shall
approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

         SECTION 5. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         SECTION 6. TERMINATION OF OPTION. The Option shall terminate under the following circumstances:

                  (a) The Option shall terminate on the Expiration Date;

                  (b) The Option shall terminate three months after the Optionee's termination of employment or ceases to be a director of the Company;

                  (c) If the Optionee dies before the Option terminates pursuant to Section 6(a) or 6(b), above, the Option shall terminate on the earlier of (i) the date on which the Option would have lapsed had the Optionee lived and had his employment status (I.E., whether the Optionee was a employed on the date of his death or had previously terminated employment) remained unchanged; or (ii) 15 months after the date of the Optionee's death. Upon the Optionee's death, any exercisable Options may be exercised by the Optionee's legal representative or representatives, by the person or persons entitled to do so under the Optionee's last will and testament, or, if the Optionee shall fail to make testamentary disposition of the Option or shall die intestate, by the person or persons entitled to receive said Option under the applicable laws of descent and distribution.

         SECTION 7. APPROVAL OF STOCK OPTION PLAN. The Company intends, at its next Annual Meeting of Stockholders (the "Annual Meeting"), to submit for stockholder consideration and approval its 1997 Stock Option Plan (the "Plan"). In the event that the Plan is approved by the Company's stockholders, then this Option shall be deemed to be an Incentive Stock Option (within the meaning of the Internal Revenue Code of 1986, as amended, (the "Code") have been granted under and pursuant to the Plan. If, however, the Plan is not so approved at the Annual Meeting, then this Option shall be deemed to be a non-qualified stock option (which means any option which is not an Incentive Stock Option under the Code).

         SECTION 8. NO RIGHTS AS SHAREHOLDER. The Optionee shall have no rights as a shareholder in respect to the Option Shares as to which the Option shall not have been exercised and payment made as herein provided.

         SECTION 9. ISSUANCE OF SHARES. As a condition of any sale or issuance of Option Shares upon exercise of this Option, the Grantor may require such agreements or undertakings, if any, as the Grantor may deem necessary or advisable to assure compliance with any such applicable securities or other law or regulation including, but not limited to, the following:

                  (a) a representation and warranty by the Optionee to the Grantor, at the time this Option is exercised, that he is acquiring the Option Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Option Shares; and

                  (b) a representation, warranty and/or agreement to be bound by any legends that are, in the opinion of the Grantor, necessary or appropriate to comply with the provisions of any securities law deemed by the Grantor to be applicable to the issuance of the Option Shares and are endorsed upon the Option Share certificates.

         SECTION 10. MISCELLANEOUS PROVISIONS.

                  (a) NOTICES. Unless otherwise specifically provided herein, all notices to be given hereunder shall be in writing and sent to the parties by certified mail, return receipt requested, to each party's respective address as set forth in the books and records of the Grantor, or to such other address as such party shall give to the other party hereto by a notice given in accordance with this Section. Except as otherwise provided in this Agreement, notice shall be effective when deposited in the United States mails properly addressed and postage prepaid. If such notice is sent other than by the United States mails, such notice shall be effective when actually received by the party being notified.

                  (b) ASSIGNMENT. This Agreement may not be assigned in whole or in part by the Optionee.

                  (c) FURTHER ASSURANCES. The Optionee shall execute and deliver such other instruments and do such other acts as may be necessary to effectuate the intent and purposes of this Agreement.

                  (d) CAPTIONS. The captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, extend or prescribe the scope of this Agreement or the intent of any of the provisions hereof.

                  (e) COMPLETENESS AND MODIFICATION. This Agreement constitutes the entire understanding between the parties hereto and supersedes all prior and contemporaneous agreements or understandings among the parties hereto concerning the grant by the Grantor to the Optionee of stock options and shall not be terminated or amended except in writing executed by each of the parties hereto.

                  (f) WAIVER. The waiver of a breach of any term or condition of this Agreement shall not be deemed to constitute the waiver of any other breach or the same or any other term or condition.

                  (g) SEVERABILITY. The invalidity or unenforceability, in whole or in part, of any covenant, promise or undertaking, or any section, subsection, paragraph, sentence, clause, phrase or word or of any provisions of this Agreement shall not affect the validity or enforceability of the remaining portions thereof.

                  (h) CONSTRUCTION. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida without regard to any conflict of law rule or principle that would result in the application of the laws of another jurisdiction.

                  (i) BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the heirs, successors, estate and personal representatives of the Optionee and the Grantor.

         IN WITNESS WHEREOF, the Grantor has executed this Agreement for the benefit of the Optionee as of the date first above written.

                                                  GRANTOR:

                                                  INTERAMERICAS COMMUNICATIONS
                                                  CORPORATION


                                                  By: /S/ DOUGLAS G. GEIB II
                                                     ---------------------------
                                                  Name: Douglas G. Geib II
                                                  Title: Chief Financial Officer

                                                  OPTIONEE:

                                                  /S/ PATRICIO E. NORTHLAND
                                                  ------------------------------
                                                  Patricio E. Northland

                                    EXHIBIT A

                    INTERAMERICAS COMMUNICATIONS CORPORATION

                                 EXERCISE NOTICE

InterAmericas Communications Corporation
2600 Douglas Road, Suite 501
Coral Gables, Florida  33134

         SECTION 1. EXERCISE OF OPTION. Effective as of today, _____________, 199__, the undersigned ("Purchaser") hereby elects to purchase __________ shares (the "Shares") of the Common Stock of InterAmericas Communications Corporation (the "Company") under and pursuant to the Stock Option Agreement dated _______________ (the "Option Agreement"). The purchase price for the Shares shall be as set forth in the Option Agreement, as adjusted.

         SECTION 2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price for the Shares (either in cash, certified or official bank check or by money order).

         SECTION 3. REPRESENTATIONS OF PURCHASER. Purchaser acknowledges that Purchaser has received, read and understood the Option Agreement and agrees to abide by and be bound by its terms and conditions.

         SECTION 4. RIGHTS AS STOCKHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option.

         SECTION 5. TAX CONSULTATION. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

         SECTION 6. ENTIRE AGREEMENT. The Option Agreement is incorporated herein by reference. This Exercise Notice and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Submitted by:                                      Accepted by:
OPTIONEE:                                          INTERAMERICAS COMMUNICATIONS
                                                   CORPORATION


By:                                                By:
   --------------------------                          -----------------------
                                                   Name: Douglas G. Geib II
                                                   Title:Chief Financial Officer

ADDRESS:

_____________________________

                             STOCK OPTION AGREEMENT


         THIS STOCK OPTION AGREEMENT (the "Agreement") is dated as of the 9th day of September, 1997 (the "Grant Date"), by and between INTERAMERICAS COMMUNICATIONS CORPORATION (the "Grantor") and PATRICIO E. NORTHLAND (the "Optionee").

                              W I T N E S S E T H:


         WHEREAS, in consideration of prior services and services to be rendered by the Optionee to the Grantor and certain promises made by the Optionee to the Grantor, the Grantor desires to grant the Optionee an option to purchase ONE HUNDRED THOUSAND (100,000) shares of Common Stock, par value $.001 per share ("Common Stock"), of the Grantor, upon the terms and subject to the conditions hereinafter set forth.

         NOW, THEREFORE, the Grantor hereby agrees, for the benefit of the Optionee, as follows:

         SECTION 1. GRANT OF OPTION. Subject to the provisions of this Agreement, the Grantor hereby grants to the Optionee a non-qualified stock option (the "Option") (subject to Section 7 hereof) to purchase from the Grantor ONE HUNDRED THOUSAND (100,000) shares of Common Stock (after the exercise of the Option and the acquisition of the shares, the "Option Shares"), at the price of $6.00 per whole share (the "Option Price").

         SECTION 2. EXERCISE OF OPTION.

                  (a) The Option may be exercised in whole or in part at any time commencing on October 7, 1998 and ending on the tenth anniversary hereof (the "Expiration Date"), unless sooner terminated as set forth herein, by the Optionee's delivering to the Grantor a written notice specifying the number of the Option Shares that the Optionee wishes to purchase pursuant to the Option and tendering the Option Price multiplied by the number of such Option Shares. The Option Price of any Option Shares purchased shall be paid in cash, by certified or official bank check or by money order. The Optionee shall be deemed to be a holder of the Option Shares immediately upon, and to the extent of, the exercise of this Option as set forth above.

                  (b) NUMBER OF SHARES EXERCISABLE. Each exercise of an Option hereunder shall reduce the total number of Option Shares that may thereafter be purchased under this Option.

         SECTION 3. SHARE CERTIFICATES. Upon each exercise of the right to purchase Option Shares pursuant to this Option, the Grantor shall cause one or more stock certificates evidencing the Optionee's ownership of the Option Shares to be issued to the Optionee. A legend in substantially the form set forth below shall be placed upon each stock certificate representing the Option Shares:

                  "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act"), or the securities laws of any state or other jurisdiction, including the Florida Securities Act, and are restricted securities as that term is defined under Rule 144 promulgated under the Act. These shares may not be sold, transferred, pledged, hypothecated or otherwise disposed of in any manner (a "Transfer") unless they are registered under the Act and the securities laws of all applicable states and other jurisdictions or unless the request for Transfer is accompanied by a favorable opinion of counsel satisfactory to the issuer, stating that such Transfer will not result in a violation of such laws."

         SECTION 4. ANTI-DILUTION PROVISIONS.

                  (a) ADJUSTMENT FOR RECAPITALIZATION. If the Grantor shall at any time subdivide its outstanding shares of Common Stock by recapitalization, reclassification or split-up thereof, or if the Grantor shall declare a stock dividend or distribute shares of Common Stock to its stockholders, the number of Option Shares then subject to this Option immediately prior to such subdivision shall be proportionately increased and the exercise price shall be proportionately decreased, and if the Grantor shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of option shares then subject to this Option immediately prior to such combination shall be proportionately decreased and the exercise price shall be proportionately increased. Any such adjustments pursuant to this Section 4(a) shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution then the effective date for such adjustment based thereon shall be the record date therefor.

                  (b) ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case of any reorganization of the Grantor or in case the Grantor shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Optionee upon the exercise of this Option at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the Option Shares issuable upon the exercise of this Option prior to such consummation, the securities or property to which the Optionee would have been entitled upon such consummation if the Optionee had exercised this Option immediately prior thereto; in each such case, the terms of this Option shall be applicable to the securities or property receivable upon the exercise of this Option after such consummation.

                  (c) NO ADJUSTMENT FOR STOCK ISSUANCES. Except as otherwise expressly provided herein, the issuance by the Grantor of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with the direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Grantor convertible into such shares or other securities, shall not affect this Option, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Option Shares then subject to this Option.

                  (d) NO EFFECT ON CORPORATE ACTIONS. Without limiting the generality of the foregoing, the existence of this Option shall not affect in any manner the right or power of the Grantor to approve or the Grantor to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Grantor's capital structure or its business; (ii) any merger or consolidation of the Grantor; (iii) any issuance by the Grantor of debt securities, or preferred or preference stock that would rank above the Option Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Grantor; (v) any sale, transfer or assignment of all or any part of the assets or business of the Grantor or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

                  (e) IMMEDIATE EXERCISE OF OPTION. Unless otherwise provided herein, each outstanding Option shall become immediately fully exercisable upon the following:

                           (i) If there occurs any transaction (which shall
include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that stockholders of the Company immediately before such transaction cease to own at least 51 percent of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                           (ii) If the stockholders of the Company shall approve
a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                           (iii) If the stockholders of the Company shall
approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

         SECTION 5. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         SECTION 6. TERMINATION OF OPTION. The Option shall terminate under the following circumstances:

                  (a) The Option shall terminate on the Expiration Date;

                  (b) The Option shall terminate three months after the Optionee's termination of employment or ceases to be a director of the Company;

                  (c) If the Optionee dies before the Option terminates pursuant to Section 6(a) or 6(b), above, the Option shall terminate on the earlier of (i) the date on which the Option would have lapsed had the Optionee lived and had his employment status (I.E., whether the Optionee was a employed on the date of his death or had previously terminated employment) remained unchanged; or (ii) 15 months after the date of the Optionee's death. Upon the Optionee's death, any exercisable Options may be exercised by the Optionee's legal representative or representatives, by the person or persons entitled to do so under the Optionee's last will and testament, or, if the Optionee shall fail to make testamentary disposition of the Option or shall die intestate, by the person or persons entitled to receive said Option under the applicable laws of descent and distribution.

         SECTION 7. APPROVAL OF STOCK OPTION PLAN. The Company intends, at its next Annual Meeting of Stockholders (the "Annual Meeting"), to submit for stockholder consideration and approval its 1997 Stock Option Plan (the "Plan"). In the event that the Plan is approved by the Company's stockholders, then this Option shall be deemed to be an Incentive Stock Option (within the meaning of the Internal Revenue Code of 1986, as amended, (the "Code") have been granted under and pursuant to the Plan. If, however, the Plan is not so approved at the Annual Meeting, then this Option shall be deemed to be a non-qualified stock option (which means any option which is not an Incentive Stock Option under the Code).

         SECTION 8. NO RIGHTS AS SHAREHOLDER. The Optionee shall have no rights as a shareholder in respect to the Option Shares as to which the Option shall not have been exercised and payment made as herein provided.

         SECTION 9. ISSUANCE OF SHARES. As a condition of any sale or issuance of Option Shares upon exercise of this Option, the Grantor may require such agreements or undertakings, if any, as the Grantor may deem necessary or advisable to assure compliance with any such applicable securities or other law or regulation including, but not limited to, the following:

                  (a) a representation and warranty by the Optionee to the Grantor, at the time this Option is exercised, that he is acquiring the Option Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Option Shares; and

                  (b) a representation, warranty and/or agreement to be bound by any legends that are, in the opinion of the Grantor, necessary or appropriate to comply with the provisions of any securities law deemed by the Grantor to be applicable to the issuance of the Option Shares and are endorsed upon the Option Share certificates.

         SECTION 10. MISCELLANEOUS PROVISIONS.

                  (a) NOTICES. Unless otherwise specifically provided herein, all notices to be given hereunder shall be in writing and sent to the parties by certified mail, return receipt requested, to each party's respective address as set forth in the books and records of the Grantor, or to such other address as such party shall give to the other party hereto by a notice given in accordance with this Section. Except as otherwise provided in this Agreement, notice shall be effective when deposited in the United States mails properly addressed and postage prepaid. If such notice is sent other than by the United States mails, such notice shall be effective when actually received by the party being notified.

                  (b) ASSIGNMENT. This Agreement may not be assigned in whole or in part by the Optionee.

                  (c) FURTHER ASSURANCES. The Optionee shall execute and deliver such other instruments and do such other acts as may be necessary to effectuate the intent and purposes of this Agreement.

                  (d) CAPTIONS. The captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, extend or prescribe the scope of this Agreement or the intent of any of the provisions hereof.

                  (e) COMPLETENESS AND MODIFICATION. This Agreement constitutes the entire understanding between the parties hereto and supersedes all prior and contemporaneous agreements or understandings among the parties hereto concerning the grant by the Grantor to the Optionee of stock options and shall not be terminated or amended except in writing executed by each of the parties hereto.

                  (f) WAIVER. The waiver of a breach of any term or condition of this Agreement shall not be deemed to constitute the waiver of any other breach or the same or any other term or condition.

                  (g) SEVERABILITY. The invalidity or unenforceability, in whole or in part, of any covenant, promise or undertaking, or any section, subsection, paragraph, sentence, clause, phrase or word or of any provisions of this Agreement shall not affect the validity or enforceability of the remaining portions thereof.

                  (h) CONSTRUCTION. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida without regard to any conflict of law rule or principle that would result in the application of the laws of another jurisdiction.

                  (i) BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the heirs, successors, estate and personal representatives of the Optionee and the Grantor.

         IN WITNESS WHEREOF, the Grantor has executed this Agreement for the benefit of the Optionee as of the date first above written.

                                                  GRANTOR:

                                                  INTERAMERICAS COMMUNICATIONS
                                                  CORPORATION


                                                  By: /S/ DOUGLAS G. GEIB II
                                                      --------------------------
                                                  Name: Douglas G. Geib II
                                                  Title: Chief Financial Officer

                                                  OPTIONEE:

                                                  /S/ PATRICIO E. NORTHLAND
                                                  ------------------------------
                                                  Patricio E. Northland

                                    EXHIBIT A

                    INTERAMERICAS COMMUNICATIONS CORPORATION


                                 EXERCISE NOTICE

InterAmericas Communications Corporation
2600 Douglas Road, Suite 501
Coral Gables, Florida  33134

         SECTION 1. EXERCISE OF OPTION. Effective as of today, _____________, 199__, the undersigned ("Purchaser") hereby elects to purchase __________ shares (the "Shares") of the Common Stock of InterAmericas Communications Corporation (the "Company") under and pursuant to the Stock Option Agreement dated _______________ (the "Option Agreement"). The purchase price for the Shares shall be as set forth in the Option Agreement, as adjusted.

         SECTION 2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price for the Shares (either in cash, certified or official bank check or by money order).

         SECTION 3. REPRESENTATIONS OF PURCHASER. Purchaser acknowledges that Purchaser has received, read and understood the Option Agreement and agrees to abide by and be bound by its terms and conditions.

         SECTION 4. RIGHTS AS STOCKHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option.

         SECTION 5. TAX CONSULTATION. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

         SECTION 6. ENTIRE AGREEMENT. The Option Agreement is incorporated herein by reference. This Exercise Notice and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Submitted by:                                      Accepted by:
OPTIONEE:                                          INTERAMERICAS COMMUNICATIONS
                                                   CORPORATION


By:                                                By:
   --------------------------                          -------------------------
                                                   Name: Douglas G. Geib II
                                                   Title:Chief Financial Officer

ADDRESS:

______________________________

                             STOCK OPTION AGREEMENT


         THIS STOCK OPTION AGREEMENT (the "Agreement") is dated as of the 9th day of September, 1997 (the "Grant Date"), by and between INTERAMERICAS COMMUNICATIONS CORPORATION (the "Grantor") and PATRICIO E. NORTHLAND (the "Optionee").

                              W I T N E S S E T H:


         WHEREAS, in consideration of prior services and services to be rendered by the Optionee to the Grantor and certain promises made by the Optionee to the Grantor, the Grantor desires to grant the Optionee an option to purchase ONE HUNDRED THOUSAND (100,000) shares of Common Stock, par value $.001 per share ("Common Stock"), of the Grantor, upon the terms and subject to the conditions hereinafter set forth.

         NOW, THEREFORE, the Grantor hereby agrees, for the benefit of the Optionee, as follows:

         SECTION 1. GRANT OF OPTION. Subject to the provisions of this Agreement, the Grantor hereby grants to the Optionee a non-qualified stock option (the "Option") (subject to Section 7 hereof) to purchase from the Grantor ONE HUNDRED THOUSAND (100,000) shares of Common Stock (after the exercise of the Option and the acquisition of the shares, the "Option Shares"), at the price of $8.00 per whole share (the "Option Price").

         SECTION 2. EXERCISE OF OPTION.

                  (a) The Option may be exercised in whole or in part at any time commencing on October 7, 1999 and ending on the tenth anniversary hereof (the "Expiration Date"), unless sooner terminated as set forth herein, by the Optionee's delivering to the Grantor a written notice specifying the number of the Option Shares that the Optionee wishes to purchase pursuant to the Option and tendering the Option Price multiplied by the number of such Option Shares. The Option Price of any Option Shares purchased shall be paid in cash, by certified or official bank check or by money order. The Optionee shall be deemed to be a holder of the Option Shares immediately upon, and to the extent of, the exercise of this Option as set forth above.

                  (b) NUMBER OF SHARES EXERCISABLE. Each exercise of an Option hereunder shall reduce the total number of Option Shares that may thereafter be purchased under this Option.

         SECTION 3. SHARE CERTIFICATES. Upon each exercise of the right to purchase Option Shares pursuant to this Option, the Grantor shall cause one or more stock certificates evidencing the Optionee's ownership of the Option Shares to be issued to the Optionee. A legend in substantially the form set forth below shall be placed upon each stock certificate representing the Option Shares:

                  "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act"), or the securities laws of any state or other jurisdiction, including the Florida Securities Act, and are restricted securities as that term is defined under Rule 144 promulgated under the Act. These shares may not be sold, transferred, pledged, hypothecated or otherwise disposed of in any manner (a "Transfer") unless they are registered under the Act and the securities laws of all applicable states and other jurisdictions or unless the request for Transfer is accompanied by a favorable opinion of counsel satisfactory to the issuer, stating that such Transfer will not result in a violation of such laws."

         SECTION 4. ANTI-DILUTION PROVISIONS.

                  (a) ADJUSTMENT FOR RECAPITALIZATION. If the Grantor shall at any time subdivide its outstanding shares of Common Stock by recapitalization, reclassification or split-up thereof, or if the Grantor shall declare a stock dividend or distribute shares of Common Stock to its stockholders, the number of Option Shares then subject to this Option immediately prior to such subdivision shall be proportionately increased and the exercise price shall be proportionately decreased, and if the Grantor shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of option shares then subject to this Option immediately prior to such combination shall be proportionately decreased and the exercise price shall be proportionately increased. Any such adjustments pursuant to this Section 4(a) shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution then the effective date for such adjustment based thereon shall be the record date therefor.

                  (b) ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case of any reorganization of the Grantor or in case the Grantor shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Optionee upon the exercise of this Option at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the Option Shares issuable upon the exercise of this Option prior to such consummation, the securities or property to which the Optionee would have been entitled upon such consummation if the Optionee had exercised this Option immediately prior thereto; in each such case, the terms of this Option shall be applicable to the securities or property receivable upon the exercise of this Option after such consummation.

                  (c) NO ADJUSTMENT FOR STOCK ISSUANCES. Except as otherwise expressly provided herein, the issuance by the Grantor of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with the direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Grantor convertible into such shares or other securities, shall not affect this Option, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Option Shares then subject to this Option.

                  (d) NO EFFECT ON CORPORATE ACTIONS. Without limiting the generality of the foregoing, the existence of this Option shall not affect in any manner the right or power of the Grantor to approve or the Grantor to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Grantor's capital structure or its business; (ii) any merger or consolidation of the Grantor; (iii) any issuance by the Grantor of debt securities, or preferred or preference stock that would rank above the Option Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Grantor; (v) any sale, transfer or assignment of all or any part of the assets or business of the Grantor or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

                  (e) IMMEDIATE EXERCISE OF OPTION. Unless otherwise provided herein, each outstanding Option shall become immediately fully exercisable upon the following:

                           (i) If there occurs any transaction (which shall
include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that stockholders of the Company immediately before such transaction cease to own at least 51 percent of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                           (ii) If the stockholders of the Company shall approve
a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                           (iii) If the stockholders of the Company shall
approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

         SECTION 5. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         SECTION 6. TERMINATION OF OPTION. The Option shall terminate under the following circumstances:

                  (a) The Option shall terminate on the Expiration Date;

                  (b) The Option shall terminate three months after the Optionee's termination of employment or ceases to be a director of the Company;

                  (c) If the Optionee dies before the Option terminates pursuant to Section 6(a) or 6(b), above, the Option shall terminate on the earlier of (i) the date on which the Option would have lapsed had the Optionee lived and had his employment status (I.E., whether the Optionee was a employed on the date of his death or had previously terminated employment) remained unchanged; or (ii) 15 months after the date of the Optionee's death. Upon the Optionee's death, any exercisable Options may be exercised by the Optionee's legal representative or representatives, by the person or persons entitled to do so under the Optionee's last will and testament, or, if the Optionee shall fail to make testamentary disposition of the Option or shall die intestate, by the person or persons entitled to receive said Option under the applicable laws of descent and distribution.

         SECTION 7. APPROVAL OF STOCK OPTION PLAN. The Company intends, at its next Annual Meeting of Stockholders (the "Annual Meeting"), to submit for stockholder consideration and approval its 1997 Stock Option Plan (the "Plan"). In the event that the Plan is approved by the Company's stockholders, then this Option shall be deemed to be an Incentive Stock Option (within the meaning of the Internal Revenue Code of 1986, as amended, (the "Code") have been granted under and pursuant to the Plan. If, however, the Plan is not so approved at the Annual Meeting, then this Option shall be deemed to be a non-qualified stock option (which means any option which is not an Incentive Stock Option under the Code).

         SECTION 8. NO RIGHTS AS SHAREHOLDER. The Optionee shall have no rights as a shareholder in respect to the Option Shares as to which the Option shall not have been exercised and payment made as herein provided.

         SECTION 9. ISSUANCE OF SHARES. As a condition of any sale or issuance of Option Shares upon exercise of this Option, the Grantor may require such agreements or undertakings, if any, as the Grantor may deem necessary or advisable to assure compliance with any such applicable securities or other law or regulation including, but not limited to, the following:

                  (a) a representation and warranty by the Optionee to the Grantor, at the time this Option is exercised, that he is acquiring the Option Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Option Shares; and

                  (b) a representation, warranty and/or agreement to be bound by any legends that are, in the opinion of the Grantor, necessary or appropriate to comply with the provisions of any securities law deemed by the Grantor to be applicable to the issuance of the Option Shares and are endorsed upon the Option Share certificates.

         SECTION 10. MISCELLANEOUS PROVISIONS.

                  (a) NOTICES. Unless otherwise specifically provided herein, all notices to be given hereunder shall be in writing and sent to the parties by certified mail, return receipt requested, to each party's respective address as set forth in the books and records of the Grantor, or to such other address as such party shall give to the other party hereto by a notice given in accordance with this Section. Except as otherwise provided in this Agreement, notice shall be effective when deposited in the United States mails properly addressed and postage prepaid. If such notice is sent other than by the United States mails, such notice shall be effective when actually received by the party being notified.

                  (b) ASSIGNMENT. This Agreement may not be assigned in whole or in part by the Optionee.

                  (c) FURTHER ASSURANCES. The Optionee shall execute and deliver such other instruments and do such other acts as may be necessary to effectuate the intent and purposes of this Agreement.

                  (d) CAPTIONS. The captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, extend or prescribe the scope of this Agreement or the intent of any of the provisions hereof.

                  (e) COMPLETENESS AND MODIFICATION. This Agreement constitutes the entire understanding between the parties hereto and supersedes all prior and contemporaneous agreements or understandings among the parties hereto concerning the grant by the Grantor to the Optionee of stock options and shall not be terminated or amended except in writing executed by each of the parties hereto.

                  (f) WAIVER. The waiver of a breach of any term or condition of this Agreement shall not be deemed to constitute the waiver of any other breach or the same or any other term or condition.

                  (g) SEVERABILITY. The invalidity or unenforceability, in whole or in part, of any covenant, promise or undertaking, or any section, subsection, paragraph, sentence, clause, phrase or word or of any provisions of this Agreement shall not affect the validity or enforceability of the remaining portions thereof.

                  (h) CONSTRUCTION. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida without regard to any conflict of law rule or principle that would result in the application of the laws of another jurisdiction.

                  (i) BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the heirs, successors, estate and personal representatives of the Optionee and the Grantor.

         IN WITNESS WHEREOF, the Grantor has executed this Agreement for the benefit of the Optionee as of the date first above written.

                                                  GRANTOR:

                                                  INTERAMERICAS COMMUNICATIONS
                                                  CORPORATION


                                                  By:/S/ DOUGLAS G. GEIB II
                                                     ---------------------------
                                                  Name: Douglas G. Geib II
                                                  Title: Chief Financial Officer

                                                  OPTIONEE:

                                                  /S/ PATRICIO E. NORTHLAND
                                                  ------------------------------
                                                  Patricio E. Northland

                                    EXHIBIT A

                    INTERAMERICAS COMMUNICATIONS CORPORATION

                                 EXERCISE NOTICE

InterAmericas Communications Corporation
2600 Douglas Road, Suite 501
Coral Gables, Florida  33134

         SECTION 1. EXERCISE OF OPTION. Effective as of today, _____________, 199__, the undersigned ("Purchaser") hereby elects to purchase __________ shares (the "Shares") of the Common Stock of InterAmericas Communications Corporation (the "Company") under and pursuant to the Stock Option Agreement dated _______________ (the "Option Agreement"). The purchase price for the Shares shall be as set forth in the Option Agreement, as adjusted.

         SECTION 2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price for the Shares (either in cash, certified or official bank check or by money order).

         SECTION 3. REPRESENTATIONS OF PURCHASER. Purchaser acknowledges that Purchaser has received, read and understood the Option Agreement and agrees to abide by and be bound by its terms and conditions.

         SECTION 4. RIGHTS AS STOCKHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option.

         SECTION 5. TAX CONSULTATION. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

         SECTION 6. ENTIRE AGREEMENT. The Option Agreement is incorporated herein by reference. This Exercise Notice and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Submitted by:                                      Accepted by:
OPTIONEE:                                          INTERAMERICAS COMMUNICATIONS
                                                   CORPORATION


By:                                                By:
   --------------------------                          -------------------------
                                                   Name: Douglas G. Geib II
                                                   Title:Chief Financial Officer

ADDRESS:

_____________________________


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